UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  January 17, 2012

DEBT RESOLVE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33110	33-0889197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 White Plains Road, Suite 108 Tarrytown, New York	10591-5521
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 949-5500

________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

DEBT RESOLVE, INC.

January 17, 2012

Item 7.01. Regulation FD Disclosure.

On January 17, 2012, the Company released a general shareholder update letter on the Company’s activities during 2011 and January 2012.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Debt Resolve, Inc. press release dated January 17, 2012 titled Shareholder Update.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEBT RESOLVE, INC.

Date: January 19, 2012	By:	/s/ David M. Rainey
David M. Rainey
President and Chief Financial Officer

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